Exhibit 10.3

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) is made and entered into as of the 23rd day of August, 2013, by and among FRANKLIN STREET PROPERTIES CORP. (the “Parent”) and each of its Material Subsidiaries listed on Schedule 1 of the Original A&R Credit Agreement (hereinafter defined) or having executed a Joinder (collectively with the Parent, the “Borrowers”), Compass BANK (“Compass”) in its capacity as Lender and Documentation Agent, PNC BANK, NATIONAL ASSOCIATION (“PNC”) in its capacity as Lender and Documentation Agent, BANK OF MONTREAL (“Bank of Montreal”) in its capacity as Lender and Syndication Agent, RBS CITIZENS, NATIONAL ASSOCIATION (“Citizens”) in its capacity as Lender and Syndication Agent, REGIONS BANK (“Regions”) in its capacity as Lender and Syndication Agent, U.S. BANK NATIONAL ASSOCIATION (“US Bank”) in its capacity as Lender, CAPITAL ONE, N.A. (“Capital One”) in its capacity as Lender, BRANCH BANKING AND TRUST COMPANY (“BB&T”) in its capacity as Lender, TD BANK, N.A. (“TD Bank”) in its capacity as Lender, and BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent (“Administrative Agent”) for itself and the other lenders party to the Credit Agreement (hereinafter defined) from time to time, Swing Line Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrowers, the Administrative Agent and certain Lenders, including, without limitation, Compass, PNC, Bank of Montreal, Citizens, Regions, US Bank, Capital One, BB&T and TD Bank and Bank of America, are parties to that certain Amended and Restated Credit Agreement dated as of September 27, 2012 (the “Original A&R Credit Agreement”) pursuant to which the Lenders party to the Original A&R Credit Agreement have extended credit to the Borrowers on the terms set forth therein;

WHEREAS, the Borrowers have requested, and the Administrative Agent and the Lenders have agreed, to modify certain of the financial covenants in the Original A&R Credit Agreement. The Original A&R Credit Agreement as amended by this First Amendment is referred to herein as the “Credit Agreement.”

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Definition of “Capitalization Rate”. Section 1.01 of the Original A&R Credit Agreement is hereby amended by deleting the definition of “Capitalization Rate” appearing therein and replacing it with the following definition:

““Capitalization Rate” means seven percent (7.0%) for each CBD or Urban Infill Property and seven and three-quarters percent (7.75%) for each Suburban Property.”

2.	Definition of “Mortgageability Amount”. Section 1.01 of the Original A&R Credit Agreement is hereby amended by deleting the definition of “Mortgageability Amount” appearing therein and replacing it with the following definition:

““Mortgageability Amount” means the product of (a) Unsecured Indebtedness of the Borrowers multiplied by (b) a debt constant based on a thirty (30) year, mortgage-style principal amortization at an interest rate equal to the greatest of (i) the 10 year Treasury Bill yield plus 300 basis points, (ii) 7.0% and (iii) the one-month Eurodollar Rate plus the Eurodollar Rate margin specified in the Applicable Rate as of the last day of the most recent calendar quarter.”

3.	Definition of “Negative Pledge”. Section 1.01 of the Original A&R Credit Agreement is hereby amended by deleting the definition of “Negative Pledge” appearing therein and replacing it with the following definition:

““Negative Pledge” means with respect to a given asset, any provision of a document, instrument or agreement which prohibits the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided, however, that an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge. Without limitation of the foregoing proviso, for the avoidance of doubt, it is understood and agreed that the provisions of the type contained in the Loan Documents condition the Borrower’s ability to encumber its assets but do not generally prohibit the encumbrance of assets or the encumbrance of specific assets.”

4.	Definition of “Permitted Liens”. Section 1.01 of the Original A&R Credit Agreement is hereby amended by deleting the definition of “Permitted Liens” appearing therein and replacing it with the following definition:

““Permitted Liens” means (i) liens for taxes, assessments or governmental charges unpaid and diligently contested in good faith by the Borrower or a Subsidiary unless payment is required prior to the contesting of any such taxes and provided no enforcement proceedings have been commenced with respect to any lien filed in connection with such dispute and adequate reserves have been established (or are adequately bonded) for such taxes, assessments or governmental charges, (ii) liens for taxes, assessments or governmental charges not yet due and payable, (iii) liens for labor, materials or supplies and any other liens (exclusive of those securing Indebtedness) which do not materially interfere with the use of the Properties comprising the Unencumbered Asset Pool or the operation of the business of the Borrower and are either bonded or do not exceed in the aggregate at any one time $5,000,000.00, (iv) liens in favor of a Borrower or a Wholly-Owned Subsidiary in connection with a 1031 Property, (v) liens

2

deemed to occur by virtue of investments described in clause (d) of the definition of Cash Equivalents; (vi) liens on Cash Collateral, and (vii) with respect only to assets and Properties not comprising the Unencumbered Asset Pool and/or assets of or Equity Interests of Excluded Subsidiaries, liens on property existing at the time of acquisition and refinancing of such liens, liens securing Secured Indebtedness, liens on the Equity Interests of Excluded Subsidiaries, and liens securing judgments not constituting an Event of Default under Section 8.01(h), all in amounts complying with the applicable financial covenants set forth in Section 7.11 hereof.

5.	Definition of “CBD or Urban Infill Property”. Section 1.01 of the Original A&R Credit Agreement is hereby amended by adding the following definition for “CBD or Urban Infill Property” in the correct alphabetical order therein:

““CBD or Urban Infill Property” means (a) any Property listed on the Schedule Portfolio Property By Designation attached hereto and identified as a CBD or Urban Infill Property, or (b) any other improved Property which is located in markets with characteristics similar to those identified in clause (a) and is designated by the Agent and the Borrower as a CBD or Urban Infill Property from time to time.”

6.	Definition of “Suburban Property”. Section 1.01 of the Original A&R Credit Agreement is hereby amended by adding the following definition for “Suburban Property” in the correct alphabetical order therein:

““Suburban Properties” means (a) any Property listed on the Schedule Portfolio Property By Designation attached hereto and identified as a Suburban Property, or (b) any other improved Property that does not meet the definition of a CBD or Urban Infill Property.”

7.	Section 7.09. Section 7.09 of the Original A&R Credit Agreement is hereby amended by deleting the proviso in Section 7.09 and replacing it with the following:

“provided, that this Section 7.09 shall not be deemed to restrict the ability of any Borrower or any Excluded Subsidiary from entering into Contractual Obligations of any type related to Indebtedness provided such Indebtedness does not impose a lien on any Unencumbered Asset Pool Properties or the Equity Interests of any Borrower and provided further that such Indebtedness would not result in a breach of the financial covenants set forth in Section 7.11 of this Agreement.”

8.	Section 7.11. Section 7.11 of the Original A&R Credit Agreement is hereby amended by deleting Section 7.11 appearing therein and replacing it with the following Section 7.11:
3

“7.11 Financial Covenants. Fail, at any time, to comply with any of the following financial covenants on a consolidated basis provided that such covenants shall be calculated as of the last day of a calendar quarter:

a.	Minimum Tangible Net Worth. Borrower shall maintain a Tangible Net Worth equal to or in excess of $810,783,000 plus seventy-five percent (75%) of the aggregate net proceeds received by Borrower in connection with any offering of stock or other equity in FSP after June 30, 2013.
b.	Maximum Leverage Ratio. Borrower shall not permit the ratio of Total Indebtedness to Total Asset Value to exceed 0.60:1.0.
c.	Maximum Secured Leverage Ratio. Borrower shall not permit the ratio of Total Secured Indebtedness (excluding the Credit Extensions) to Total Asset Value to exceed 0.30:1.0.
d.	Minimum Fixed Charge Coverage Ratio. Borrower shall not permit the ratio of Adjusted EBITDA to Fixed Charges to be less than 1.50:1.0.
e.	Maximum Unencumbered Leverage Ratio. Borrower shall not permit the ratio of Unsecured Indebtedness to Unencumbered Asset Value to exceed 0.60:1.0.
f.	Minimum Unsecured Debt Service Coverage. Borrower shall not permit the ratio of Unencumbered NOI to the Mortgageability Amount to be less than 1.50:1.0. For the purpose of calculating NOI for this covenant 7.11(f), items (a)-(d) of the definition of Net Operating Income shall be adjusted to (i) exclude the amount attributable to the Properties disposed of during such fiscal quarter and (ii) adjust the amount attributable to Properties owned less than a full fiscal quarter so that such amount is grossed up as if the Property had been owned for the entire fiscal quarter.
g.	Dividends and Distributions. To the extent an Event of Default exists or would result therefrom, Borrower shall not make Restricted Payments.
h.	Investments. Borrower shall not permit the aggregate value of the following items of all Consolidated Parties to exceed ten percent (10%) of Total Asset Value: (A) the total cost budget of Projects Under Development; plus (B) the cost value of all undeveloped holdings (raw land or land which is not otherwise an operating property other than any properties determined to be Projects Under Development) determined in accordance with GAAP; plus (C) the value of all Joint Venture Projects plus, without duplication, the cost-basis value of the Consolidated Parties’ investment in Joint Ventures (in each case taking into account the Consolidated Parties’ Equity Percentage thereof); plus (D) the value of Securities Holdings held by the Consolidated Parties; plus (E) the value of all Mortgages (excluding loans to Sponsored REITS) held by the Consolidated Parties; plus (F) the value of all foreign investments held by the Consolidated Parties.
4

i.	Maximum Secured Recourse Indebtedness Value. Borrower shall not permit Secured Recourse Indebtedness of FSP to exceed Fifty Million Dollars ($50,000,000) in the aggregate. No Borrowers other than FSP shall be permitted to have Secured Recourse Indebtedness.

In calculating the financial covenants pursuant to this Section 7.11, any obligations that are required to be Cash Collateralized by a Borrower under the Agreement and the other Loan Documents shall not be deemed to be secured by a mortgage, deed of trust, lien, pledge, encumbrance or other security interest.”

9.	Section 8.01(e)(i). Section 8.01(e)(i) of the Original A&R Credit Agreement is hereby amended by adding the words “(and all notice and grace periods have lapsed)” before the words “in respect of any Indebtedness or Guarantee.”

10.	Exhibit E-1. Exhibit E-1 of the Original A&R Credit Agreement is hereby deleted and the Exhibit E-1 attached hereto is substituted therefor.

11.	No Waiver. Nothing contained herein shall be deemed to (i) constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or, except as expressly provided herein, to otherwise modify any provision of the Original A&R Credit Agreement, or (ii) give rise to any defenses or counterclaims to Administrative Agent’s or any of the Lenders’ right to compel payment of the Obligations when due or to otherwise enforce their respective rights and remedies under the Credit Agreement and the other Loan Documents.

12.	Conditions to Effectiveness. This First Amendment shall become effective as of the date (the “Effective Date”) when each of the following conditions is met:

(a) receipt by the Administrative Agent of this First Amendment duly and properly authorized, executed and delivered by each of the Borrowers and the Lenders;

(b) receipt by the Administrative Agent of a certificate dated as of the date hereof signed by a Responsible Officer of each Borrower certifying that, before and after giving effect to the First Amendment, (I) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) except that (1) the representations and warranties contained in subsections (a), (b) and (c) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01; and (2) the representations and warranties contained in Section 5.13(a) shall be deemed to refer to the most recent update to Schedule 5.13(a) furnished pursuant to Section 6.02(a)(ii), and shall be true and correct in all material respects as of the effective date of such update, and (3) the representations and warranties contained in the first and second sentences of Section 5.21 shall be deemed to refer to the most recent update to Schedule 5.21 furnished pursuant to Section 6.02(a)(i), and shall be true and correct in all material respects as of the effective date of such update, and (II) no Default of Event of Default Exists; and

5

(c) payment of any costs and expenses due to the Administrative Agent or the Lenders, including all of the Administrative Agent’s reasonable legal fees and expenses incurred in connection with the preparation and negotiation of this First Amendment.

13.	Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:

(a) The execution, delivery and performance by each Borrower of this First Amendment, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Borrower’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Borrower is a party or affecting such Borrower or the properties of such Borrower or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject; or (c) violate any Law.

(b) This First Amendment has been duly executed and delivered by each Borrower that is party thereto. This First Amendment constitutes a legal, valid and binding obligation of each Borrower, enforceable against each Borrower that is party thereto in accordance with its terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.

(c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution and delivery of, and the performance of the Borrowers’ obligations under the Original A&R Credit Agreement as amended by the First Amendment, except where such approval, consent, exemption, authorization, action, notice or filing has been obtained or made, and except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

14.	Ratification, etc. Except as expressly amended hereby, the Original A&R Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This First Amendment and the Original A&R Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Original A&R Credit Agreement as amended by this First Amendment.
6

15.	GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

16.	Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Any counterpart signed by all parties may be introduced into evidence in any action or proceeding without having to produce or account for the other counterparts. Likewise, the existence of this First Amendment may be established by the introduction into evidence of counterparts that are separately signed, provided they are otherwise identical in all material respects.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

7

IN WITNESS WHEREOF, each of the undersigned has duly executed this First Amendment to Amended and Restated Credit Agreement as of the date first set forth above.

LENDERS/AGENT:	BANK OF AMERICA, N.A.,
individually in its capacity as Administrative Agent

	By:	/s/ Oltiana M. Pappas
	Name:	Oltiana M. Pappas
	Title:	Senior Vice President

Lender Signature Page

BANK OF AMERICA, N.A.,
individually in its capacity as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Oltiana M. Pappas
Name:	Oltiana M. Pappas
Title:	Senior Vice President

Lender Signature Page

COMPASS BANK, an Alabama banking
corporation, individually in its capacity as a Lender
and Documentation Agent

By:	/s/ S. Kent Gorman
Name:	S. Kent Gorman
Title:	Sr.Vice President

Lender Signature Page

REGIONS BANK, individually in its capacity as a
Lender and Syndication Agent

By:	/s/ Paul E. Burgan
Name:	Paul E. Burgan
Title:	Vice President

Lender Signature Page

RBS CITIZENS, NATIONAL
ASSOCIATION, individually in its
capacity as a Lender and Syndication Agent

By:	/s/ Lisa M. Greeley
Name:	Lisa M. Greeley
Title:	SVP

Lender Signature Page

BANK OF MONTREAL, individually in
its capacity as a Lender and Syndication
Agent

By:	/s/ Lloyd Baron
Name:	Lloyd Baron
Title:	Vice President

Lender Signature Page

PNC BANK, NATIONAL ASSOCIATION,
individually in its capacity as a Lender and Documentation
Agent

By:	/s/ Andrew D. Coler
Name:	Andrew D. Coler
Title:	Senior Vice President

Lender Signature Page

U. S. BANK NATIONAL ASSOCIATION,
individually in its capacity as a Lender

By:	/s/ David Heller
Name:	David Heller
Title:	Senior Vice President

Lender Signature Page

CAPITAL ONE, N.A.,
individually in its capacity as a Lender

By:	/s/ Frederick H. Denecke
Name:	Frederick H. Denecke
Title:	Senior Vice President

Lender Signature Page

BRANCH BANKING AND TRUST COMPANY,
individually in its capacity as a Lender

By:	/s/ Mark Edwards
Name:	Mark Edwards
Title:	Senior Vice President

Lender Signature Page

TD BANK, N.A.,
individually in its capacity as a Lender

By:	/s/ Scott Widsom
Name:	Scott Widsom
Title:	Vice President

Lender Signature Page

BORROWER:	FRANKLIN STREET PROPERTIES CORP.,
a Maryland corporation

	By:	/s/ _/s/ George J. Carter
Name: George J. Carter
Title: President

FSP HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ George J. Carter
Name: George J. Carter
Title: President

FSP INVESTMENTS LLC,
a Massachusetts limited liability company

By:	/s/ George J. Carter
Name: George J. Carter
Title: President

FSP PROPERTY MANAGEMENT LLC,
a Massachusetts limited liability company

By:	/s/ George J. Carter
Name: George J. Carter
Title: Executive Vice President

FSP PROTECTIVE TRS CORP.,
a Massachusetts corporation

By:	/s/ George J. Carter
Name: George J. Carter
Title: President

Borrower Signature Page

FSP HILLVIEW CENTER LIMITED PARTNERSHIP,
a Massachusetts limited partnership

By:	FSP Holdings LLC, its General Partner

	By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP MONTAGUE BUSINESS CENTER CORP.,
a Delaware corporation

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP GREENWOOD PLAZA CORP.,
a Delaware corporation

By:	/s/ George J. Carter
Name: George J. Carter
Title: President

FSP 380 INTERLOCKEN CORP.,
a Delaware corporation

By:	/s/ George J. Carter
Name: George J. Carter
Title: President

FSP 390 INTERLOCKEN LLC,
a Delaware limited liability company

By:	/s/ George J. Carter
Name: George J. Carter
Title: President

FSP BLUE LAGOON DRIVE LLC,
a Delaware limited liability company

By:	/s/ George J. Carter
Name: George J. Carter
Title: President

Borrower Signature Page

FSP ONE LEGACY CIRCLE LLC,
a Delaware limited liability company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP ONE OVERTON PARK LLC,
a Delaware limited liability company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP ONE RAVINIA DRIVE LLC,
a Delaware limited liability company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP NORTHWEST POINT LLC,
a Delaware limited liability company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP RIVER CROSSING LLC,
a Delaware limited liability company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP EAST BALTIMORE STREET LLC,
a Delaware limited liability company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

Borrower Signature Page

FSP EDeN BLUFF CORPORATE CENTER I LLC,
a Delaware limited liability company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP 121 South eighth street LLC,
a Delaware limited liability company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP 1410 east renner road LLC,
a Delaware limited liability company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP LAKESIDE CROSSING I LLC,
a Delaware limited liability company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP LEGACY TENNYSON CENTER LLC,
a Delaware limited liability company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP FOREST PARK IV NC LIMITED PARTNERSHIP,
a North Carolina limited partnership

By:	FSP Forest Park IV LLC, its General Partner

	By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

Borrower Signature Page

FSP PARK SENECA LIMITED PARTNERSHIP,
a Massachusetts limited partnership

By:	FSP Holdings LLC, its General Partner

	By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP ADDISON CIRCLE LIMITED PARTNERSHIP,
a Texas limited partnership

By:	FSP Addison Circle LLC, its General Partner

	By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP COLLINS CROSSING LIMITED PARTNERSHIP,
a Texas limited partnership

By:	FSP Collins Crossing LLC, its General Partner

	By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP ELDRIDGE GREEN LIMITED PARTNERSHIP,
a Texas limited partnership

By:	FSP Eldridge Green LLC, its General Partner

	By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP LIBERTY PLAZA LIMITED PARTNERSHIP,
a Texas limited partnership

By:	FSP Holdings LLC, its General Partner

	By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

Borrower Signature Page

FSP PARK TEN LIMITED PARTNERSHIP,
a Texas limited partnership

By:	FSP Park Ten LLC, its General Partner

	By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP PARK TEN PHASE II LIMITED PARTNERSHIP,
a Texas limited partnership

By:	FSP Park Ten Development LLC, its General Partner

	By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP WILLOW BEND OFFICE CENTER LIMITED
PARTNERSHIP, a Texas limited partnership

By:	FSP WILLOW BEND OFFICE CENTER LLC, its
General Partner

	By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP dulles virginia LLC,
a Delaware limited liability company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP INNSBROOK CORP., a Delaware corporation

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

Borrower Signature Page

FSP 4807 STONECROFT BOULEVARD LLC, a Delaware
limited liability company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP 4820 EMPEROR BOULEVARD LLC, a Delaware limited
liability company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP 909 DAVIS STREET LLC, a Delaware limited liability
company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP ADDISON CIRCLE CORP., a Delaware corporation

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP ADDISON CIRCLE LLC, a Delaware limited liability
company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP BLUE LAGOON DRIVE CORP., a Delaware
corporation

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

Borrower Signature Page

FSP COLLINS CROSSING CORP., a Delaware
corporation

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP COLLINS CROSSING LLC, a Delaware limited
liability company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP ELDRIDGE GREEN CORP., a Delaware corporation

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP ELDRIDGE GREEN LLC, a Delaware limited liability
company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP EMPEROR BOULEVARD LIMITED
PARTNERSHIP, a Delaware limited partnership

By:	FSP 4820 Emperor Boulevard LLC, its general partner

	By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP FOREST PARK IV LLC, a Delaware limited liability
company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

Borrower Signature Page

FSP PARK TEN DEVELOPMENT CORP., a Delaware
corporation

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP PARK TEN DEVELOPMENT LLC, a Delaware limited
liability company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP PARK TEN LLC, a Delaware limited liability company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP WILLOW BEND OFFICE CENTER CORP., a
Delaware corporation

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

Borrower Signature Page

FSP WILLOW BEND OFFICE CENTER LLC, a Delaware
limited liability company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP WESTCHASE LLC, a Delaware limited liability
company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP 1999 BROADWAY LLC, a Delaware limited liability
company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

FSP 999 PEACHTREE STREET LLC, a Delaware limited
liability company

By:	/s/ /s/ George J. Carter
Name: George J. Carter
Title: President

Borrower Signature Page

EXHIBIT E-1

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: _______________, _____

To:     Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of September 27, 2012 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Franklin Street Properties Corp. (“FSP”) and certain Wholly-Owned Subsidiaries of FSP from time to time party thereto (collectively, the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the _______________________________________ of FSP, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.      The Borrower has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.      The Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of the Consolidated Parties in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.      The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.

Exhibit-E-1
Form of Compliance Certificate

3.      A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:

]

[to the knowledge of the undersigned, during such fiscal period no Default or Event of Default has occurred and is continuing.]

--or--

[to the knowledge of the undersigned, during such fiscal period the following Defaults and Events of Default exist:1]

4.      The representations and warranties of the Borrower contained in Article V of the Agreement are true and correct in all material respects on and as of the date hereof, except (a) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (b) except that (i) the representations and warranties contained in subsections (a), (b) and (c) of Section 5.05 refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01; and (ii) the representations and warranties contained in Section 5.13(a) refer to the most recent update to Schedule 5.13(a) furnished pursuant to Section 6.02(a)(ii), and are true and correct in all material respects as of the effective date of such update, and (iii) the representations and warranties contained in the first and second sentences of Section 5.21 refer to the most recent update to Schedule 5.21 furnished pursuant to Section 6.02(a)(i), and are true and correct in all material respects as of the effective date of such update.

5.      The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the Financial Statement Date covered by this Certificate.

6.      The updates to Schedules 5.21 and 5.13(a) attached hereto and the list of all Projects Under Development attached hereto are true and accurate on and as of the Financial Statement Date covered by this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _______________, _____.

BORROWER:	Franklin Street Properties Corp., a Maryland corporation By: ________________________________ Name: Title:

Exhibit-E-1
Form of Compliance Certificate

[1] Specify nature and extent thereof and what action Borrower proposes to take with respect thereto.

SCHEDULE 1

Franklin Street Properties Corp.
Financial Covenants

__________ [Date]

(in thousands, except percentages and ratios)
UAP Financial Covenants: 1. Minimum Unsecured Debt Service Coverage
	Quarterly Unencumbered NOI	Mortgageability Amount	NOI to Mortgageability Amount

Equal to 1.5:1 or more
2. Maximum Unencumbered Leverage Ratio
	Unsecured Indebtedness	Unencumbered Asset Value	Leverage Ratio
Not to exceed 60% and no one Property to exceed 20%

Borrower Financial Covenants Maximum Leverage Ratio
	Total Indebtedness	Total Asset Value	Indebtedness to Total Asset Value

Not to exceed 60%

Total Asset Value

Unencumbered Asset Value (see Schedule A)

Encumbered Asset Value (see Schedule B)

Unrestricted Cash

Cash Equivalents

Book value of unimproved land holdings

Book value of construction in progress

Carrying value of performing mortgage loans

     Assets Held for Syndication

     Mortgage Loan Receivable

Investment in Sponsored REITs

Total Asset Value

Total Indebtedness Revolver Loan Balance Term Loan Balance Derivative Termination Value Secured Debt Other Indebtedness
Consolidated Parties’ Equity Percentage of Indebtedness of Unconsolidated Affiliates
Total Indebtedness

3. Maximum Secured Leverage Ratio

     Secured Indebtedness of the Consolidated Parties

     Total Asset Value

     % of Secured Indebtedness over Total Asset Value

     Maximum % of secured Indebtedness not to exceed 30% of Total Asset Value

$

4. Maximum Secured Recourse Indebtedness Secured Recourse Indebtedness of FSP
Maximum Secured Recourse Indebtedness of FSP		$50,000.00

5. Minimum Fixed Charge Cover Ratio
Adjusted EBITDA	Fixed Charges	Adjusted EBITDA to Fixed Charge Ratio
Minimum 1.5:1 $
6. Minimum Tangible Net Worth2
Total Assets, less:		$
Book Value of Intangible Assets
Write-up of book value subsequent to Balance Sheet date
Subscriptions Receivable
Total Liabilities
Tangible Net Worth
Required Net Worth
Required as of 6/30/2013		$810,783,000
Equity Offering after 6/30/2013 (add 75% of net proceeds from equity offerings)
ATM Equity Offering after 6/30/2013 (add 75% of net proceeds from equity offerings)
Required Net Worth

2 Total Assets and Total Liabilities shall also exclude an asset or liability created by the Swap Termination Value.

Franklin Street Properties Corp.
Financial Covenants

__________ [Date]

Schedule A
Unencumbered Asset Value
		Date	Cap Rate	Unencumbered Asset Value

Quarterly NOI	$

Annual NOI		x4
			$7.0%/7.75%3	$
Acquisition costs of new properties				$

Unencumbered Asset Value				$

37.0% for CBD or Urban Infill Property/7.75% for Suburban Property

Schedule B

Encumbered Asset Value
	Date		Cap Rate	Encumbered Asset Value

Quarterly NOI	$

Annual NOI		x4
			$7.0%/7.75%4	$
[Acquisition costs of new properties]				$

Encumbered Asset Value				$

1 7.0% for CBD or Urban Infill Property/7.75% for Suburban Property

47.0% for CBD or Urban Infill Property/7.75% for Suburban Property

Franklin Street Properties Corp.
Consolidated Balance Sheets

(Audited/Unaudited)

__________ [Date]

[To be inserted]

Franklin Street Properties Corp.
Consolidated Statement of Income

(Audited/Unaudited)

__________ [Date]

[To be inserted]

EBITDA
Net Income
Non-recurring/Extraordinary /GOS/Acq Cost
Interest including deferred financing costs
Taxes
Depreciation & Amortization
Amortization of leases (in revenue)
Pro Rata Share Unconsolidated Affiliates	_______________	_______________

EBITDA
Capital Item allowance ($.30 sf/year)	_______________	_______________
Adjusted EBITDA

Franklin Street Properties Corp.
Financial Covenants

Quarterly Debt Service
_________________ [Date]

Mortgageability Amount:		Unsecured Indebtedness
Principal (average daily balance during quarter)		$
1 Month Eurodollar Rate + Eurodollar Rate Margin & Facility Fee:	%
10 year US Treasury + 300 bp (estimate)%
Rate at end of quarter	%
Fixed rate as defined	7.0%
Rate used for calculation (highest of above)
Amortization period (months)		360
Monthly Payment
Months in test period		3
Debt service:

1 Month Eurodollar Rate + Eurodollar Rate Margin & Facility Fee
1 Month Eurodollar Rate
Facility Fee (a)
Eurodollar Margin (a)
Total
(a) Based on covenant leverage ratio (Maximum Leverage Ratio) grid

Franklin Street Properties Corp.
Property NOI
_________________ [Date]

						Actual	Actual
					Cost	Q_ NOI	Q_ NOI
	Name	City	State	S.F.	Most Recent FQ	Most Recent FQ	Same Quarter Prior Year

				-	-	-	-

Unencumbered NOI
	Property NOI for the quarter					-	-
Less: Capital Item allowance ($.30 sf/year, including acquisitions)
(a)	Adjustment for management fees to 3%
						-	-

	Property NOI for the quarter					-	-
	Less: New acquisitions (if less than 4 quarters)					-	-
Less: Capital Item allowance ($.30 sf/year, including acquisitions)
(a)	Adjustment for management fees to 3%
	NOI for Unencumbered Asset Value calculation					-	-

	Cap rate per loan agreement					7.0%/7.75%1	7.0%/7.75%2

Value of the Properties:
	Calculated above					-	-
	Acquisitions at cost					-	-
	Unencumbered Asset Value					-	-

Encumbered NOI

(a)	NOI is net of actual management fees paid, adjustment is to (increase)/decrease fees to 3% level

_______________________

57.0% for CBD or Urban Infill Property/7.75% for Suburban Property

67.0% for CBD or Urban Infill Property/7.75% for Suburban Property

Franklin Street Properties Corp.
Management Fee Calculation7
_________________ [Date]

	9 Months	6 Months	3 Months

Calculation:
Total rental revenue for 10-Q

Excluded revenues:
Amort - Favorable lease
Lease Induce/Rent reduct
FASB 13 Revenue
Total excluded revenues

Gross revenues	$	$	$

3% of Gross Revenues	$	$	$

Less Actual management fees charged:

Adjustment required	$	$	$

7 To be adjusted as appropriate to determine management fees for the quarter.

Franklin Street Properties Corp.
Pricing Grid
_________________ [Date]

“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Leverage Ratio as set forth in the most recent compliance certificate received by the Administrative Agent pursuant to Section 6.02(b)(i):

Leverage Ratio	Eurodollar Rate Margin and Letters of Credit	Base Rate Margin	Facility Fee
< 25%	135.0 bps	35.0 bps	20.0 bps
> 25% and < 35%	140.0 bps	40.0 bps	25.0 bps
> 35% and < 45%	145.0 bps	45.0 bps	30.0 bps
> 45% and < 55%	165.0 bps	65.0 bps	35.0 bps
> 55%	190.0 bps	90.0 bps	40.0 bps

If elected in accordance with the provisions of the definition of “Applicable Rate” in the Agreement, the Applicable Rate shall be as provided in the following grid.

Level	Credit Rating	Eurodollar Rate Margin and Letters of Credit	Base Rate Margin	Facility Fee
I	A-/A3 (or higher)	100.0 bps	0.0 bps	15.0 bps
II	BBB+/Baa1	105.0 bps	5.0 bps	20.0 bps
III	BBB/Baa2	120.0 bps	20.0 bps	25.0 bps
IV	BBB-/Baa3	145.0 bps	45.00 bps	30.0 bps
V	<BBB-/Baa3	185.0 bps	85.0bps	40.0 bps

SCHEDULE PROPERTY PORTFOLIO BY DESIGNATION

	Internal	Internal
Count	Prop ID	Property name	City	State	Designation
1	302	FSP Park Seneca Limited Partnership	Charlotte	NC	Suburban
2	305	FSP Hillview Center Limited Partnership	Milpitas	CA	Urban Infill
3	307	FSP Forest Park IV LLC	Charlotte	NC	Suburban
4	313	FSP Centennial Technology Center (a)	Colorado Springs	CO	Suburban
5	314	FSP Willow Bend Office Center Corp.	Plano	TX	Suburban
6	315	FSP Meadow Point Corp (a)	Chantilly	VA	Suburban
7	316	FSP Timberlake (a)	Chesterfield	MO	Suburban
8	318	FSP Federal Way (a)	Federal Way	WA	Suburban
9	320	FSP Northwest Point LLC	Elk Grove Village	IL	Suburban
10	321	FSP Timberlake East (a)	Chesterfield	MO	Suburban
11	324	FSP Park Ten Phase II Limited Partnership	Houston	TX	Suburban
12	325	FSP Montague Business Center Corp.	San Jose	CA	Urban Infill
13	326	FSP Addison Circle Corp.	Addison	TX	Urban Infill
14	328	FSP Collins Crossing Corp.	Richardson	TX	Urban Infill
15	329	FSP Innsbrook Corp.	Glen Allen	VA	Suburban
16	330	FSP 380 Interlocken Corp.	Broomfield	CO	Suburban
17	331	FSP Blue Lagoon Drive Corp.	Miami	FL	Urban Infill
18	332	FSP Eldridge Green Corp.	Houston	TX	Urban Infill
19	339	FSP Greenwood Plaza Corp.	Englewood	CO	Urban Infill
20	340	FSP River Crossing LLC	Indianapolis	IN	Urban Infill
21	341	FSP Park Ten Development Corp.	Houston	TX	Suburban
22	345	FSP Liberty Plaza Limited Partnership	Addison	TX	Urban Infill
23	346	FSP One Overton Park LLC	Atlanta	GA	Urban Infill
24	349	FSP 390 Interlocken LLC	Broomfield	CO	Suburban
25	350	FSP East Baltimore Street LLC	Baltimore	MD	CBD
26	354	FSP Lakeside Crossing I LLC	Maryland Heights	MO	Suburban
27	355	FSP Dulles Virginia LLC	Dulles	VA	Suburban
28	356	FSP 4807 Stonecroft Boulevard LLC	Chantilly	VA	Suburban
29	357	FSP Eden Bluff Corporate Center I LLC	Eden Prairie	MN	Suburban
30	362	FSP 121 South Eighth Street LLC	Minneapolis	MN	CBD
31	364	FSP Emperor Boulevard Limited Partnership	Durham	NC	Suburban
32	365	FSP Legacy Tennyson Center LLC	Plano	TX	Suburban
33	366	FSP One Legacy Circle LLC	Plano	TX	Urban Infill
34	367	FSP 909 Davis Street LLC	Evanston	IL	CBD
35	368	FSP 1410 East Renner Road LLC	Richardson	TX	Suburban
36	369	FSP One Ravinia Drive LLC	Atlanta	GA	Urban Infill
37	370	FSP Westchase LLC	Houston	TX	Urban Infill
38	371	FSP 1999 Broadway LLC	Denver	CO	CBD
39	372	FSP 999 Peachtree Street LLC	Atlanta	GA	CBD

	(a) Owned directly by FSP; all others are subsidiaries of FSP